UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 29, 2005


                       TASCO HOLDINGS INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its Charter)


       Delaware                      0-32201                    33-0824714
(State of Incorporation)    (Commission File Number)    (IRS Identification No.)


                                 23 Brigham Road
                               Worcester, MA 01609
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (508) 755-0754

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

Effective August 29, 2005, the Registrant (a) changed its name from TASCO INTERNATIONAL, Inc. to TASCO HOLDINGS INTERNATIONAL, Inc. (the "Name Change") and (b) effected a forward split of its outstanding Common Stock by a ratio of one-for-ten (the "Forward Split") by filing a Certificate of Amendment to the Registrant's Certificate of Incorporation with the Secretary of State of the State of Delaware. Each transaction was approved by a majority of the Registrant's shareholders. The Registrant's Common Stock now trades under the symbol THII.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


TASCO HOLDINGS INTERNATIONAL, INC.


Date: September 1, 2005


By: /s/ John Lauring
   -------------------------------
   John Lauring
   Chief Executive Officer